                             PEGASUS COMMUNICATIONS

                              RESTRICTED STOCK PLAN

     (As Amended and Restated, Generally Effective As of December 18, 1998)





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                                TABLE OF CONTENTS
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
SECTION 1         Purpose........................................................................................1

SECTION 2         Definitions....................................................................................1
         (a)      "Awards".......................................................................................1
         (b)      "Award Agreement"..............................................................................1
         (c)      "Board"........................................................................................1
         (d)      "Business Unit Location Cash Flow".............................................................1
         (e)      "Code".........................................................................................1
         (f)      "Committee"....................................................................................1
         (g)      "Common Stock".................................................................................1
         (h)      "Company Matching Contributions"...............................................................2
         (i)      "Company-Wide Location Cash Flow"..............................................................2
         (j)      "Disability"...................................................................................2
         (k)      "Discretionary Awards".........................................................................2
         (l)      "Excess Awards"................................................................................2
         (m)      "Fair Market Value"............................................................................2
         (n)      "Grantee"......................................................................................2
         (o)      "ISO"..........................................................................................2
         (p)      "Management Committee".........................................................................2
         (q)      "NQSO".........................................................................................2
         (r)      "Officers".....................................................................................2
         (s)      "Option".......................................................................................2
         (t)      "PCC"..........................................................................................2
         (u)      "Pegasus"......................................................................................2
         (v)      "Plan".........................................................................................3
         (w)      "Plan Administrator"...........................................................................3
         (x)      "Profit-Sharing Awards"........................................................................3
         (y)      "Rollover Matching Contributions"..............................................................3
         (z)      "Salary".......................................................................................3
         (aa)     "Savings Plan".................................................................................3
         (bb)     "Special Recognition Awards"...................................................................3
         (cc)     "Year Over Year Increase in Business Unit Location Cash Flow"..................................3
         (dd)     "Year Over Year Increase in Company-Wide Location Cash Flow"...................................3
         (ee)     "Years of Vesting Service".....................................................................4

SECTION 3         Administration.................................................................................4
         (a)      Special Recognition Awards and Discretionary Awards to Officers................................4
         (b)      All Other Awards...............................................................................4
         (c)      In General.....................................................................................5


SECTION 4         Eligibility....................................................................................5
         (a)      Special Recognition Awards.....................................................................5
         (b)      Profit-Sharing Awards..........................................................................5
         (c)      Excess Awards..................................................................................6
         (d)      Discretionary Awards...........................................................................6

SECTION 5         Stock..........................................................................................6

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                                       i


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                                TABLE OF CONTENTS
                                  (continued)


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
SECTION 6         Amount of Award................................................................................6
         (a)      Special Recognition Awards.....................................................................6
         (b)      Profit-Sharing Awards..........................................................................6
         (c)      Excess Awards..................................................................................7
         (d)      Discretionary Awards...........................................................................8

SECTION 7         Vesting........................................................................................8
         (a)      Special Recognition Awards.....................................................................8
         (b)      Awards Other than Special Recognition Awards...................................................8
         (c)      Forfeiture.....................................................................................9

SECTION 8         Election To Receive Option in Lieu of Common Stock Subject to Vesting
                  Requirements...................................................................................9
         (a)      Election.......................................................................................9
         (b)      Date of Grant..................................................................................9
         (c)      Number of Shares Subject to Option.............................................................9
         (d)      Type of Option.................................................................................9
         (e)      Terms and Conditions of Options...............................................................10
         (f)      Application of Funds..........................................................................13

SECTION 9         Capital Adjustments...........................................................................13

SECTION 10        Amendment or Discontinuance of the Plan.......................................................14

SECTION 11        Termination of Plan...........................................................................15

SECTION 12        Effective Date................................................................................15

SECTION 13        Miscellaneous.................................................................................15
         (a)      Issuance and Delivery of Certificates.........................................................15
         (b)      Rights as a Stockholder.......................................................................16
         (c)      Award Agreement...............................................................................16
         (d)      Governing Law.................................................................................16
         (e)      Rights........................................................................................16
         (f)      Non-Transferability...........................................................................16
         (g)      Listing and Registration of Shares............................................................17
         (h)      Withholding and Use of Shares to Satisfy Tax Obligations......................................17
         (i)      Indemnification of Board and Plan Administrator...............................................17
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                                       ii


                             PEGASUS COMMUNICATIONS
                              RESTRICTED STOCK PLAN
     (As Amended and Restated, Generally Effective As of December 18, 1998)

                                    SECTION 1
                                     Purpose

                  This Pegasus Communications Restricted Stock Plan is intended to provide a means whereby PCC may, through the grant of Common Stock subject to vesting requirements to employees of Pegasus, attract and retain such individuals and motivate them to exercise their best efforts on behalf of Pegasus. With respect to Discretionary Awards and Profit Sharing Awards made after December 31, 1998, a Grantee may elect to receive an Option in lieu of all or any part of a grant of Common Stock subject to vesting requirements. With respect to Discretionary Awards made on or after April 23, 1999, an Officer may elect to receive cash or an Option to purchase Common Stock in lieu of all or any part of a grant of Common Stock subject to vesting requirements.

                                    SECTION 2
                                   Definitions

                  Whenever the following terms are used in this Plan, they shall have the meanings specified below, unless the context clearly indicates to the contrary:

         (a) "Awards" shall mean Special Recognition Awards, Profit-Sharing Awards, Excess Awards and Discretionary Awards.

         (b) "Award Agreement" shall mean the written document described in
Section 13(c) evidencing Awards made pursuant to the Plan.

         (c) "Board" shall mean the Board of Directors of PCC.

         (d) "Business Unit Location Cash Flow" shall mean income from the business unit's operations before management fees, depreciation, amortization (other than amortization of film contracts), and incentive compensation (including contributions under the Plan and the Savings Plan).

         (e) "Code" shall mean, as applicable, the Internal Revenue Code of 1986, as amended, or the Puerto Rico Internal Revenue Code of 1994, as amended.

         (f) "Committee" shall mean the administrator of the Plan with respect to Special Recognition Awards and Discretionary Awards to Officers, which shall be a committee of the Board or the Board, in accordance with Section 3(a).

         (g) "Common Stock" shall mean the Class A common stock of PCC.

         (h) "Company Matching Contributions" shall have the meaning set forth in Article I of the Savings Plan.

         (i) "Company-Wide Location Cash Flow" shall mean income from Pegasus operations before management fees, depreciation, amortization (other than amortization of film contracts), and incentive compensation (including contributions under the Plan and the Savings Plan).

         (j) "Disability" shall have the meaning set forth in Article I of the Savings Plan.

         (k) "Discretionary Awards" shall mean the discretionary awards described in Section 6(d).

         (l) "Excess Awards" shall mean the formula awards described in Section 6(c).

         (m) "Fair Market Value" shall mean the closing price of the Common Stock on a registered securities exchange or on an over-the-counter market on the last business day prior to the date of grant on which Common Stock traded.

         (n) "Grantee" shall mean an individual who has received an Award under the Plan.

         (o) "ISO" shall mean an option which, at the time such option is granted, qualifies as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and which is designated as an ISO in the Award Agreement.

         (p) "Management Committee" shall mean the committee authorized by the Board to administer the Plan with respect to all Awards other than Special Recognition Awards and Discretionary Awards to Officers.

         (q) "NQSO" shall mean an option which, at the time such option is granted, does not meet the definition of an ISO, whether or not it is designated as an NQSO in the Award Agreement.

         (r) "Officers" shall mean employees who are officers, within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor thereto.

         (s) "Option" shall mean an ISO or an NQSO granted to an employee in lieu of Common Stock subject to a vesting schedule, pursuant to the employee's election under Section 8(a).

         (t) "PCC" shall mean Pegasus Communications Corporation.

         (u) "Pegasus" shall mean Pegasus Communications Holdings, Inc. and its direct and indirect subsidiaries, whether in corporate, partnership or any other form.

         (v) "Plan" shall mean the Pegasus Communications Restricted Stock Plan, as set forth in this document and as it may be amended from time to time.

         (w) "Plan Administrator" shall mean -

                  (1) With respect to Special Recognition Awards and Discretionary Awards to Officers, the Committee; and

                  (2) With respect to all other Awards, the Management
         Committee.

         (x) "Profit-Sharing Awards" shall mean the formula awards described in
Section 6(b).

         (y) "Rollover Matching Contributions" shall have the meaning set forth in Article I of the Savings Plan.

         (z) "Salary" shall have the meaning set forth in Article I of the Savings Plan.

         (aa) "Savings Plan" shall mean, as applicable, the Pegasus Communications Savings Plan, effective January 1, 1996, and as it may be amended from time to time, or the Pegasus Communications Puerto Rico Savings Plan, effective October 1, 1996, and as it may be amended from time to time.

         (bb) "Special Recognition Awards" shall mean the awards described in
Section 6(a).

         (cc) "Year Over Year Increase in Business Unit Location Cash Flow" shall mean, with respect to any year, the excess of the Business Unit Location Cash Flow for such year over the Business Unit Location Cash Flow for the preceding year, determined on a pro forma basis by the Board or a committee thereof. For purposes of determining the excess of the Business Unit Location Cash Flow in the first calendar year in which a business unit becomes a business unit of Pegasus ("Year 1") over the Business Unit Location Cash Flow for the preceding year ("Year 0"), the Business Unit Location Cash Flow attributable to the period in Year 1 during which the business unit was a business unit of Pegasus shall be compared to the business unit's income -- before management fees, depreciation, amortization (other than amortization of film contracts), and incentive compensation (including contributions under any qualified or nonqualified plan) -- from non-Pegasus operations during the same period in Year
0. For purposes of determining the excess of the Business Unit Location Cash Flow for the succeeding year ("Year 2") over the Business Unit Location Cash Flow for Year 1, the Business Unit Location Cash Flow attributable to the period in Year 1 during which the business unit was a business unit of Pegasus shall be compared to the Business Unit Location Cash Flow during the same period in Year 2.

         (dd) "Year Over Year Increase in Company-Wide Location Cash Flow" shall have the meaning set forth in Article I of the Savings Plan.

         (ee) "Years of Vesting Service" shall have the meaning set forth in
Article I of the Savings Plan; provided, however, that a Grantee shall not complete a Year of Vesting Service for purposes of this Plan until the last day of the 12-month computation period in which such Year is being measured.

                                    SECTION 3
                                 Administration

         The Plan shall be administered as follows:

         (a) Special Recognition Awards and Discretionary Awards to Officers. With respect to Special Recognition Awards and Discretionary Awards to Officers, the Plan shall be administered:

                  (1) By a committee, which shall consist solely of not fewer than two directors of PCC who shall be appointed by, and shall serve at the pleasure of, the Board, taking into consideration the rules under
         Section 16(b) of the Exchange Act and the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended; or

                  (2) In the event a committee has not been established in accordance with paragraph 1, by the entire Board;

provided, however, that a member of the Board shall not participate in a vote approving an Award to himself or herself to the extent provided under the laws of the State of Delaware governing corporate self-dealing. The Plan Administrator with respect to Special Recognition Awards and Discretionary Awards to Officers shall hereinafter be referred to as the "Committee." Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as a director of PCC.

         The Committee shall have full authority, upon consideration of recommendations by the Management Committee and subject to the terms of the Plan, to select the Officers to be granted Special Recognition Awards and Discretionary Awards under the Plan, to grant Special Recognition Awards and Discretionary Awards to Officers on behalf of PCC, and to set the date of grant and the other terms of such Awards. The Committee shall also have full authority to make certain determinations with respect to an Option granted pursuant to an Officer's election, as described in Section 8.

         (b) All Other Awards. With respect to all Awards other than Special Recognition Awards and Discretionary Awards to Officers, the Plan shall be administered by the Management Committee. With respect to Special Recognition Awards and Discretionary Awards to employees who are not Officers, the Management Committee shall have full authority, subject to the terms of the Plan, to select the employees to be granted such Awards under the Plan, to grant such Awards on behalf of PCC, and to set the date of grant and the other terms of such Awards. The Management Committee shall also have full authority to make certain determinations with respect to an Option granted pursuant to the election of an employee who is not an Officer, as described in Section 8.

         The terms and conditions of Profit-Sharing Awards and Excess Awards are intended to be fixed in advance. Consequently, Profit-Sharing Awards and Excess Awards shall be as set forth in Sections 6(b) and 6(c), respectively, of the Plan, and the Management Committee shall not have any discretionary authority with respect thereto, except as provided in Section 8 (regarding Options).

         (c) In General. The Plan Administrator may correct any defect, supply any omission and reconcile any inconsistency in the Plan and in any Award granted hereunder to the extent it shall deem desirable. The Plan Administrator also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, and to make such determinations, and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon PCC, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors, and assigns and upon all other persons claiming under or through any of them.

         No member of the Board, the Committee or the Management Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

                                    SECTION 4
                                   Eligibility

         More than one Award may be granted to an employee who is eligible to receive an Award under the Plan. Employees shall be eligible to receive Awards as follows:

         (a) Special Recognition Awards. All employees of Pegasus shall be eligible to receive Special Recognition Awards.

         (b) Profit-Sharing Awards. A General Manager, Department Manager or Corporate Manager shall be eligible to receive a Profit-Sharing Award with respect to a year if:

                  (1) He is not an Officer on the date the Award is made; and

                  (2) He is employed by Pegasus as a Manager on:

                           (A) June 30 of the year for which the Profit-Sharing
                  Award is made; and

                           (B) The date the Profit-Sharing Award is made.

         (c) Excess Awards. A Participant in the Savings Plan shall be eligible to receive an Excess Award if contributions on his behalf under the Savings Plan are limited by certain limitations imposed by the Code, as described in Section 6(c), and he is employed by Pegasus on the date the Excess Award is made.

         (d) Discretionary Awards. All employees of Pegasus shall be eligible to receive Discretionary Awards.

         Special Recognition Awards and Profit-Sharing Awards shall be made as soon as practicable after the financial information necessary for determining the amount of the Award is available (absent extraordinary circumstances, on or before the March 31 following the year for which the Award is made). Excess Awards shall be made as soon as practicable after the availability of the information required to determine whether contributions under the Savings Plan on behalf of a Participant with respect to a year are limited (absent extraordinary circumstances, on or before the March 15 following the Savings Plan year for which such contribution is limited).

                                    SECTION 5
                                      Stock

                  The number of shares of Common Stock that may be subject to Awards under the Plan shall be 350,000 shares, subject to adjustment as hereinafter provided. Common Stock issuable under the Plan may be authorized but unissued shares or reacquired shares, and PCC may purchase shares required for \ this purpose, from time to time, if it deems such purchase to be advisable.

                  Any Common Stock subject to an Award which is forfeited shall continue to be available for the granting of Awards under the Plan.

                                    SECTION 6
                                 Amount of Award

                  (a) Special Recognition Awards. The Plan Administrator, in its sole discretion, shall determine the amount of the annual Special Recognition Award, if any, to be made on behalf of an eligible employee described in Section 4(a); provided, however, that the Fair Market Value of the Common Stock covered by the annual Special Recognition Awards for any year to all employees in the aggregate, determined as of the date the Awards are granted, shall not exceed the sum of (1) five percent of the Year Over Year Increase in Company-Wide Location Cash Flow, plus (2) the Year Over Year Increase in Company-Wide Location Cash Flow which could have been awarded as a Special Recognition Award in the preceding year, and was not. Special Recognition Awards may be granted for consistency (awarded to a team of employees), initiative (a team or individual award), problem solving (a team or individual award), and individual excellence.

                  (b) Profit-Sharing Awards. An annual Profit-Sharing Award of Common Stock shall be made to each eligible employee described in Section 4(b). Except as provided in Section 8(c), the number of shares of Common Stock covered by an annual Profit-Sharing Award shall be determined as follows --

                  (1) General Managers. The number of shares of Common Stock covered by the annual Profit-Sharing Award to each eligible employee who is a General Manager shall equal the quotient of (A) six percent of the Year Over Year Increase in Business Unit Location Cash Flow of the General Manager's business unit, divided by (B) the Fair Market Value of a share of Common Stock.

                  (2) Department Managers. The number of shares of Common Stock covered by an annual Profit-Sharing Award to Department Managers in a business unit in the aggregate shall equal the quotient of (A) six percent of the Year Over Year Increase in Business Unit Location Cash Flow of the Department Manager's business unit, divided by (B) the Fair Market Value of a share of Common Stock. Such shares shall be allocated, per capita, to each eligible employee who is a Department Manager in the business unit; provided, however, that the shares allocated to any Department Manager pursuant to an annual Profit-Sharing Award shall not exceed the shares that would have been allocated to the Department Manager if all Department Manager positions in the business unit were filled on June 30 of the year for which the Profit-Sharing Award is being made and the date the Profit-Sharing Award is made. Any shares that may not be allocated on account of the limitation set forth in the previous sentence shall not be subject to the annual Profit-Sharing Award for the year in which such limitation applies.

                  (3) Corporate Managers. The number of shares of Common Stock covered by an annual Profit-Sharing Award to eligible employees who are Corporate Managers in the aggregate shall equal the quotient of (A) three percent of the Year Over Year Increase in Company-Wide Location Cash Flow, divided by (B) the Fair Market Value of a share of Common Stock. Such shares shall be allocated to each eligible employee who is a Corporate Manager in the same proportion that such Corporate Manager's Salary for such year bears to the total Salary of all Corporate Managers entitled to a Profit-Sharing Award for such year.

                  (c) Excess Awards. The number of shares of Common Stock covered by an Excess Award made on behalf of an eligible employee described in
Section 4(c) with respect to any year shall equal the quotient of --

                           (1) The sum of --

                           (A) Company Matching Contributions which were not
                  contributed to the Savings Plan on the eligible employee's behalf for such year because of any Code provision that limits such contributions, plus

                           (B) Rollover Matching Contributions which were not
                  contributed to the Savings Plan on the eligible employee's behalf for such year because of any Code provision that limits such contributions; divided by

                           (2) The Fair Market Value of a share of Common Stock.

                  (d) Discretionary Awards. The Plan Administrator, in its sole discretion, shall determine the amount of the Discretionary Award, if any, to be made on behalf of an eligible employee described in Section 4(d). Discretionary Awards granted after December 31, 1998 shall be payable in Common Stock subject to vesting requirements or, to the extent elected by the Grantee under Section 8(a), in the form of an Option. Effective with respect to Discretionary Awards granted to an Officer on or after April 23, 1999, the Officer may elect, before the date of grant and in accordance with procedures established by the Plan Administrator or its delegate, to receive such an Award in the form of (i) Common Stock subject to vesting requirements, (ii) an Option described in
Section 8, (iii) cash, or (iv) in any combination of the foregoing; provided, however, that the amount of cash payable under a Discretionary Award shall not exceed 33-1/3% of the Officer's base salary for the year in which the Discretionary Award is made. The Officer's vesting percentage under Section 7 shall be applied to the portions of the Discretionary Award payable in the form of an Option and Common Stock, but not to the portion of the Discretionary Award payable in cash. Any cash payable pursuant to such an election shall be payable as soon as practicable after the Discretionary Award is made.

                                    SECTION 7
                                     Vesting

                  (a) Special Recognition Awards. A Grantee shall be 100% vested in a Special Recognition Award made on or after April 30, 1998 on the date such Award is made. A Grantee shall be 100% vested in a Special Recognition Award made before April 30, 1998 on April 30, 1998 to the extent such Award has not been forfeited or become fully vested prior to April 30, 1998.

                  (b) Awards Other than Special Recognition Awards.

                  (1) Death, Disability. A Grantee shall be 100% vested in his Profit-Sharing Awards, Excess Awards and Discretionary Awards under the Plan when he --

                           (A) Incurs a Disability; or

                           (B) Dies.

                  (2) Vesting Schedule. Except as otherwise provided in paragraph (1), a Grantee shall be 100% vested in his Profit-Sharing Awards, Excess Awards and Discretionary Awards under the Plan in accordance with the following schedule --

                                                     Percentage of Shares
                                                      Subject to Awards
                 Years of Vesting Service            That Are 100% Vested
                 ------------------------            --------------------
                      Fewer than 2                             0
                    2 but fewer than 3                        34
                    3 but fewer than 4                        67
                    4 or more                                100

Notwithstanding the foregoing, (A) an Officer shall be 100% vested in any portion of his Discretionary Award that is payable in cash, and (B) the Plan Administrator may accelerate the vesting of an Award when granted or at any time thereafter, in its discretion, if it deems such acceleration to be desirable.

                  (c) Forfeiture. Any shares of Common Stock covered by a Grantee's Awards that are not vested pursuant to subsection (a) or subsection
(b) shall be immediately forfeited upon the Grantee's voluntary or involuntary termination of employment by Pegasus.

                                    SECTION 8
                      Election To Receive Option in Lieu of
                  Common Stock Subject to Vesting Requirements

         (a) Election. An employee may elect to receive all or any portion of a Discretionary Award and/or Profit-Sharing Award granted after December 31, 1998 in the form of an Option described in this Section 8 in lieu of Common Stock subject to vesting requirements. Such an election shall be made before the date of grant in accordance with procedures established by the Plan Administrator or its delegate. In no event, however, may an employee elect to receive Options for more than 50,000 shares of Common Stock (as adjusted pursuant to Section 9) under this Section 8 in any calendar year. If an Option is cancelled, the shares of Common Stock covered by the cancelled Option shall be counted against the maximum number of shares for which Options may be granted to a single employee.

         (b) Date of Grant. The date of grant for an Option granted pursuant to a Grantee's election under Section 8(a) shall be the date such Award would have been made under Section 4 absent such an election.

         (c) Number of Shares Subject to Option. The number of shares of Common Stock subject to an Option granted pursuant to a Grantee's election under
Section 8(a) shall be equal to the total number of shares of Common Stock which would have been covered by the Grantee's Award (determined pursuant to Section 6(b) or (d), as applicable) without giving effect to any election to receive the Award in a form other than Common Stock subject to vesting requirements, multiplied by (i) the percentage of the Award the Grantee has elected to have paid in the form of an Option, and (ii) a conversion factor. The conversion factor shall be determined pursuant to a valuation formula established by the Plan Administrator or its delegate.

         (d) Type of Option. Each Option granted under this Section 8 shall, unless the Code otherwise requires or the Plan Administrator otherwise determines, be an ISO, provided stockholder approval of the Plan (as amended and restated) is obtained within 12 months after December 18, 1998. The aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year (counting ISOs under this Plan and incentive stock options under any stock option plan of Pegasus) shall not exceed $100,000. If an Option intended as an ISO is granted to an employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limitation, the Option shall be treated as an ISO to the extent it may be so treated under the limitation and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

         (e) Terms and Conditions of Options. Options granted under this Section 8 in lieu of Common Stock subject to vesting requirements shall include expressly or by reference the following terms and conditions --

                  (1) Number of Shares. The Option shall state the number of shares of Common Stock to which the Option pertains.

                  (2) Price. The Option price of each Option granted under this
         Section 8 shall be the higher of 100 percent (110 percent in the case of an ISO granted to a more-than-10-percent stockholder, as provided in
         Section 8(e)(10)) of the Fair Market Value of the optioned shares of Common Stock, or the par value thereof.

                  (3) Term. Subject to earlier termination as provided in
         Section 8(e)(5), (6) and (7) and in Section 9 hereof, the term of each Option granted under this Section 8 shall be ten years (five years in the case of an ISO granted to a more-than-ten-percent stockholder, as discussed in Section 8(e)(10)) from the date of grant, or such lesser term as the Plan Administrator, in its sole discretion, shall permit the Grantee to elect on or before the date of grant.

                  (4) Exercise. Each Option granted under this Section 8 shall become exercisable in accordance with the following schedule:

                                               Percentage of Shares Subject
              Years of Vesting Service         to Option That Are Exercisable
              ------------------------         ------------------------------
                  fewer than 2                       0
                  2 but fewer than 3                34%
                  3 but fewer than 4                an additional 33%
                  4 or more                         an additional 33%

If the Grantee has completed four or more Years of Vesting Service on the date of grant, the Option shall be fully exercisable on the date of grant.

         Notwithstanding the foregoing, an Option granted under this Section 8 shall become fully exercisable upon the Grantee's death or Disability while in the employ of Pegasus. In addition, the Plan Administrator may accelerate the exercise date of any Option when granted or at any time thereafter, in its discretion, if it deems such acceleration to be desirable.

         Any exercisable Options may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving written notice of exercise to Pegasus at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares (or payment as soon as practicable after the exercise, in the case of an exercise arrangement described in paragraph (C) below). Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

         The Option price shall be payable --

                  (A) in cash or its equivalent;

                  (B) in shares of Common Stock previously acquired by the Grantee; provided that (i) if such shares of Common Stock were acquired through the exercise of an ISO and are used to pay the Option price for an ISO, such shares have been held by the Grantee for a period of not less than the holding period described in Section 422(a)(1) of the Internal Revenue Code of 1986, as amended on the date of exercise, (ii) if such shares of Common Stock were acquired through the exercise of an NQSO (and are used to pay the Option price for an ISO or an NQSO) or acquired through the exercise of an ISO (and are used to pay the Option price for an NQSO), such shares have been held by the Grantee for a period of not less than six months on the date of exercise, and (iii) if such shares of Common Stock were acquired through the vesting of a restricted stock award, such shares shall have vested in the Grantee at least six months prior to the date of exercise;

                  (C) by delivering a properly executed notice of exercise of the Option to Pegasus and a broker, with irrevocable instructions to the broker promptly to deliver to Pegasus the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

                  (D) in any combination of (A), (B) and (C) above.

                  In the event the Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the aggregate fair market value (determined under Section 2(m), with reference to the date of exercise of the Option, rather than the date of grant) of the Common Stock so surrendered in payment of the Option price.

         (5) Termination of Employment. If a Grantee's employment by Pegasus is terminated by either party prior to the expiration date fixed for his Option for any reason other than death or Disability, such Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such termination, by the Grantee any time prior to the earliest of (i) the expiration date specified in such Option, (ii) three months after such termination of employment, or (iii) termination of such Option under Section 9.

         (6) Exercise upon Disability of Grantee. If a Grantee becomes Disabled during his employment and prior to the expiration date fixed for his Option, such Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such termination by the Grantee at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) one year after such termination of employment, or
(iii) termination of such Option under Section 9. In the event of the Grantee's legal disability, such Option may be exercised by the Grantee's legal representative.

         (7) Exercise upon Death of Grantee. If a Grantee dies during his employment, and prior to the expiration date fixed for his Option, or if a Grantee whose employment is terminated for any reason, dies following his termination of employment but prior to the earliest of (A) the expiration date fixed for his Option, (B) the expiration of the period determined under paragraphs (5) and (6) above, or (C) in the case of an ISO, three months following termination of employment, such Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of his death, by the Grantee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Grantee. Such post-death exercise may occur at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) one year after the date of death, or (iii) termination of such Option under Section 9.

         (8) Non-Transferability. No Option granted under this Section 8 shall be assignable or transferable by the Grantee other than by will or by the laws of descent and distribution. During the lifetime of the Grantee, all Options granted under this Section 8 shall be exercisable only by the Grantee, or, in the event of the Grantee's legal disability, by the Grantee's guardian or legal representative. If the Grantee is married at the time of exercise and if the Grantee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Grantee and the Grantee's spouse, jointly, with right of survivorship.

         (9) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of PCC to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of any Option granted under this Section 8 is subject to the withholding requirements of applicable federal tax law, the Grantee may satisfy the federal, state and local withholding tax, in whole or in part, by electing to have PCC withhold shares of Common Stock subject to the exercise (or by returning previously acquired shares of Common Stock to PCC). PCC may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this paragraph, at their fair market value determined under Section 2(m), with reference to the date the amount attributable to the exercise of the Option is includable in income by the Grantee under the Code (the "Determination Date"), rather than the date of grant.

         If shares of Common Stock acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Grantee for a period of not less than the holding period described in Section 422(a)(1) of the Internal Revenue Code of 1986, as amended, as of the Determination Date.

         The Plan Administrator shall adopt such withholding rules as it deems necessary to carry out the provisions of this paragraph.

         (10) Ten Percent Stockholder. If an employee owns more than ten percent of the total combined voting power of all classes of stock of PCC or of its parent or subsidiary corporation at the time an ISO is granted to him (taking into account the attribution rules of Section 424(d) of the Internal Revenue Code of 1986, as amended), the Option price for the ISO shall be 110 percent of the Fair Market Value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this paragraph shall not apply to NQSOs.

         (f) Application of Funds. The proceeds received from the sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option shall be added to the general funds of PCC and shall be used for its corporate purposes. Any Common Stock received in payment for shares upon exercise of an Option shall become treasury stock.

                                   SECTION 9
                               Capital Adjustments

         The number of shares which may be issued under the Plan and the number of shares of Common Stock issuable upon the vesting of outstanding Awards shall be adjusted to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of PCC. The maximum number of shares with respect to which Options may be granted to any employee in any calendar year (as stated in Section 8(a)) and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option Price per share under such outstanding Options) shall be adjusted, as may be deemed appropriate by the Plan Administrator, to reflect any stock dividend, stock split, spin-off, share combination, or similar change in the capitalization of PCC; provided, however, that no such adjustment shall be made to an outstanding ISO if such adjustment would constitute a modification under Section 424(h) of the Internal Revenue Code of 1986, as amended, unless the Grantee consents to such adjustment. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of shares issuable upon the vesting of outstanding Awards or the exercise of outstanding Options (as well as the Option price), the Plan Administrator shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment. Such adjustments shall be made only as necessary to maintain the proportionate interests of Grantees and preserve, without exceeding, the value of Awards.

         In the event of a corporate transaction (as that term is described in Section 424(a) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Plan Administrator may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of PCC. If the Plan Administrator desires to terminate outstanding Options, the Plan Administrator shall give each Optionee holding an Option to be terminated not less than seven days' notice prior to any such termination, and any Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further as provided in Section 8(e), the Plan Administrator, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

         The Plan Administrator also may, in its discretion change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change does not constitute a "modification" under
Section 424(h) of the Internal Revenue Code of 1986, as amended, unless the Option holder consents to the change.

                                   SECTION 10
                     Amendment or Discontinuance of the Plan

         At any time and from time to time, the Board may suspend or terminate the Plan or amend it, and the Plan Administrator may amend any outstanding Awards in any respect whatsoever, except that the following amendments shall require the approval of stockholders:

                  (a) Any amendment which would increase the number of shares of Common Stock authorized under the Plan;

                  (b) Any amendment for which stockholder approval is required under the rules of an exchange or market on which Common Stock is listed;

                  (c) Any amendment which would change the class of employees eligible to receive ISOs; and

                  (d) Any amendment requiring stockholder approval pursuant to Treas. Reg. ss.1.162-27(e)(4)(iv) or any successor thereto (to the extent compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended, is desired).

                  Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Award without the consent of such holder.

                  The approval of stockholders must be (i) by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring stockholder approval (i.e., an action on which stockholders would be entitled to vote if the action were taken at a duly held stockholders' meeting), or (ii) by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

                                   SECTION 11
                               Termination of Plan

                  Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on September 29, 2006, and no Awards hereunder shall be granted thereafter. Nothing contained in this Section 11, however, shall terminate or affect the continued existence of rights created under Awards issued hereunder and outstanding on September 29, 2006 which by their terms extend beyond such date.

                                   SECTION 12
                                 Effective Date

                  This Plan became effective on September 30, 1996 (the date the Plan was adopted by the Board). As amended and restated, this Plan shall become effective as of December 18, 1998.

                                   SECTION 13
                                  Miscellaneous

         (a) Issuance and Delivery of Certificates. This Section 13(a) shall not apply to the portion of any Award with respect to which the Grantee has made an election to receive an Option pursuant to Section 8(a). Upon the granting of an Award, (i) PCC shall issue certificates in the name of the Grantee (or the Grantee and the Grantee's spouse -- see subsection (f)) representing the Common Stock subject to the Award. Any shares of Common Stock in which the Grantee is not vested on the date the Award is granted shall bear a legend indicating that they are subject to the terms of the Plan and the Award Agreement and that they may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Plan and the Award Agreement. Upon issuance of such certificates, the Grantee shall immediately execute a stock power or other instrument of transfer, appropriately endorsed in blank, to be held with the certificates by PCC pursuant to the terms of the Plan and the Award Agreement with respect to shares of Common Stock in which the Grantee is not vested on the date the Award is granted. Only full shares shall be issued, and any fractional shares which might otherwise be issuable pursuant to an Award shall be forfeited.

         (b) Rights as a Stockholder. With respect to any shares of Common Stock in which the Grantee is not vested on the date an Award is granted (other than shares for which the Grantee has made an election pursuant to Section 8(a) to receive an Option), the Grantee shall be entitled to receive dividends paid on such shares, shall have the right to vote such shares, and shall have all other stockholder's rights with respect to such shares, except that (i) the Grantee will not be entitled to delivery of the stock certificate, (ii) PCC will retain custody of the Common Stock, and (iii) the shares subject to Awards will revert to PCC in accordance with Section 7(c) to the extent not vested on the Grantee's voluntary or involuntary termination of employment by Pegasus.

         With respect to the portion of any Award for which the Grantee has made an election under Section 8(a), the Option issued pursuant thereto shall not entitle the holder thereof to any rights as a stockholder of PCC prior to the exercise of such Option and the issuance of the shares pursuant thereto.

         (c) Award Agreement. Awards under the Plan shall be evidenced by written documents in such form as the Plan Administrator shall, from time to time, approve, which Award Agreements shall contain such provisions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall deem advisable. Each Grantee shall enter into, and be bound by the terms of, the Award Agreement.

         (d) Governing Law. The Plan, and the Award Agreements entered into and Awards granted thereunder, shall be governed by the Code provisions to the extent applicable. Otherwise, the operation of, and the rights of eligible individuals under, the Plan, the Award Agreements, and the Awards shall be governed by applicable federal law and otherwise by the laws of the State of Delaware.

         (e) Rights. Neither the adoption of the Plan nor any action of the Board or the Plan Administrator shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Plan Administrator shall have granted such individual an Award, and then his rights shall be only such as are provided by the Plan and the Award Agreement.

         Further, notwithstanding any provisions of the Plan or any Award Agreement with a Grantee, but subject to any employment agreement, Pegasus shall have the right, in its discretion, to retire an employee at any time pursuant to its retirement rules or otherwise to terminate his employment at any time for any reason whatsoever.

         (f) Non-Transferability. This Section 13(f) shall not apply to the portion of an Award with respect to which the Grantee has made an election to receive an Option pursuant to Section 8(a). Except as otherwise provided in any Award Agreement, Awards which have not vested shall not be assignable or transferable by the Grantee otherwise than by will or by the laws of descent and distribution. If a Grantee is married on the date an Award is granted, and if the Grantee so requests, the certificate or certificates issued shall be registered in the name of the Grantee and the Grantee's spouse, jointly, with right of survivorship.

         (g) Listing and Registration of Shares. Each Award shall be subject to the requirement that, if at any time the Plan Administrator shall determine, in its discretion, that the listing, registration, or qualification of the Common Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the vesting of Common Stock thereunder, or that action by PCC or by the Grantee should be taken in order to obtain an exemption from any such requirement, no shares of Common Stock shall be received pursuant to an Award, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Plan Administrator. Without limiting the generality of the foregoing, each Grantee or his legal representative or beneficiary may also be required to give satisfactory assurance that shares received pursuant to an Award will be held as an investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

         (h) Withholding and Use of Shares to Satisfy Tax Obligations. This
Section 13(h) shall not apply to the portion of an Award with respect to which the Grantee made an election to receive an Option pursuant to Section 8(a). The obligation of PCC to deliver Common Stock pursuant to any Award shall be subject to applicable federal, state and local tax withholding requirements. If the vesting of any Award is subject to the withholding requirements of applicable federal tax law, the Plan Administrator, in its discretion, may permit or require the Grantee to satisfy the federal, state and local withholding tax, in whole or in part, by electing to have PCC withhold shares of Common Stock subject to the Award (or by returning previously acquired shares of Common Stock to PCC). PCC may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local income tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this paragraph, at their fair market value, determined under Section 2(m), with reference to the date the amount attributable to the vesting of the Award is includable in income by the Grantee under the Code (the "Vesting Date"). If shares of Common Stock acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Grantee for a period of not less than the holding period described in Section 422(a)(1) of the Internal Revenue Code of 1986, as amended, as of the Vesting Date. The Plan Administrator shall adopt such withholding rules as it deems necessary to carry out the provisions of this paragraph.

         (i) Indemnification of Board and Plan Administrator. Without limiting any other rights of indemnification which they may have from Pegasus, the members of the Board, the Committee and the Management Committee shall be indemnified by PCC against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by PCC) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board, Committee or Management Committee member shall notify PCC in writing, giving PCC an opportunity, at its own expense, to handle and defend the same before such Board, Committee or Management Committee member undertakes to handle it on his own behalf.